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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Form 10-Q of Central Garden & Pet Company for the quarterly period ended June 29, 2002, I, William E. Brown, Chairman of the Board and Chief Executive Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Form 10-Q for the quarterly period ended June 29, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-Q for the quarterly period ended June 29, 2002, fairly presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

August 12, 2002                                       William E. Brown
----------------                                      --------------------
Date                                                  Chairman of the Board and
                                                      Chief Executive Officer